EXHIBIT 99.4
AMENDMENT NO. 1 TO STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT
     This Amendment No. 1 made as of November 27, 2007 relates to the Stock Option Agreement entered into as of April 24, 2007, by and among Optionees identified on the signature pages hereto and Rudolf and Doris Gunnerman as Stockholders; and to a certain Lockup Agreement dated as of April 24, 2007 entered into by Rudolf and Doris Gunnerman as Holders for the benefit of Optionees.
     For mutual good and valuable consideration and the mutual covenants, conditions and agreements herein contained, and intending to be legally bound, the parties hereto hereby agree as follows:
     1. Notwithstanding the restrictions on transfer contained in the Lockup Agreement, the Stockholders may transfer an amount equal to up to 1% of the outstanding Common Stock of Sulphco, Inc., each three months pursuant to a 10b5-l retirement plan administered by Oppenheimer & Company.
     2. The right to exercise the Option (as defined in the Stock Option Agreement) is extended through February 29, 2008, or such later date pursuant to Section 2 of the Stock Option Agreement.
     3. Capitalized terms employed herein shall have the meanings given to them in the Stock Option Agreement and Lockup Agreement.
     4. Except as modified herein, all of the terms of the Stock Option Agreement and Lockup Agreement remain in full force and effect.
     5. All of the venue, jurisdiction, notice and miscellaneous provisions of the Stock Option Agreement and Lockup Agreement apply to this Amendment No. 1.
     6. This Amendment No. 1 shall be effective upon the approval of Optionees holding not less than 50.1% of the principal amount of $5,000,000 presently outstanding on the Note assigned by Ruldolf and Doris Gunnerman to Optionees as of April 27, 2007 pursuant an Assignment of Promissory Note Agreement dated as of April 24, 2007.
     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the first date above written.

/s/ RUDOLF GUNNERMAN	/s/ DORIS GUNNERMAN

RUDOLF GUNNERMAN Nov 28–07	DORIS GUNNERMAN 11/28/07
[OPTIONEE SIGNATURE PAGES TO FOLLOW]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO STOCK
OPTION AGREEMENT AND LOCKUP AGREEMENT]

Name of Optionee: Ellis Capital LLC

Signature of Authorized Signatory of Optionee: /s/ Martin Chopp

Name of Authorized Signatory: MARTIN CHOPP

Title of Authorized Signatory: GENERAL PARTNER

Fax Number of Optionee:

Address of Optionee:
Proportionate Amount of Note: 23.20%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]

Name of Optionee: Abraham Wolfson, successor Mayflower Oak LLC
Signature of Authorized Signatory of Optionee:	/s/ Abraham Wolfson

Name of Authorized Signatory:

Title of Authorized Signatory:

Fax Number of Optionee:
Address of Optionee:
Proportionate Amount of Note: 3.66%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]
Name of Optionee: South Ferry #2, LP, successer Mayflower Oak LLC

Signature of Authorized Signatory of Optionee:	/s/ Morris Wolfson

Name of Authorized Signatory:	Morris Wolfson

Title of Authorized Signatory:	Portfolio Manager

Fax Number of Optionee:

Address of Optionee:
Proportionate Amount of Note: 2.75%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]
Name of Optionee: Morris Wolfson, successor Mayflower Oak LLC
Signature of Authorized Signatory of Optionee: /s/ Morris Wolfson
Name of Authorized Signatory:
Title of Authorized Signatory:
Fax Number of Optionee:
Address of Optionee:
Proportionate Amount of Note: 6.40%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]
Name of Optionee: Aaron Wolfson, successor Mayflower Oak LLC

Signature of Authorized Signatory of Optionee:	/s/ Aaron Wolfson

Name of Authorized Signatory:

Title of Authorized Signatory:

Fax Number of Optionee:
Address of Optionee:
Proportionate Amount of Note: 10.97%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO, 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]
Name of Optionee: Eli Leriston, successor Mayflower Oak LLC

Signature of Authorized Signatory of Optionee:	/s/ Eli Leriston

Name of Authorized Signatory:

Title of Authorized Signatory:

Fax Number of Optionee:
Address of Optionee:
Proportionate Amount of Note: 2.74%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]

Name of Optionee: Iroquois Master Fund Ltd.

Signature of Authorized Signatory of Optionee:	/s/ Joshua Silverman

Name of Authorized Signatory:      Joshua Silverman
Title of Authorized Signatory:      Authorized Signator
Fax Number of Optionee:
Address of Optionee:
Proportionate Amount of Note: 16.57%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]
Name of Optionee: Scott Cohen

Signature of Authorized Signatory of Optionee: /s/ Scot Cohen

Name of Authorized Signatory: Scot Cohen

Title of Authorized Signatory:

Fax Number of Optionee:

Address of Optionee:
Proportionate Amount of Note: 8.73%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]

Name of Optionee: Scott Jason Cohen Foundation Inc.

Signature of Authorized Signatory of Optionee:	/s/ Phyllis Cohen

Name of Authorized Signatory: Phyllis Cohen

Title of Authorized Signatory: President

Fax Number of Optionee:

Address of Optionee:
Proportionate Amount of Note: 1.77%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]
Name of Optionee: Merav Abbe Irrevocable Trust

Signature of Authorized Signatory of Optionee:	/s/ Colman Abbe Trustee

Name of Authorized Signatory: Colman Abbe

Title of Authorized Signatory: Trustee

Fax Number of Optionee:
Address of Optionee:
Proportionate Amount of Note: 10.49%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]
Name of Optionee: Devidas Budrani

Signature of Authorized Signatory of Optionee :	/s/ Devidas Budrani

Name of Authorized Signatory: Devidas Budrani

Title of Authorized Signatory:
Fax Number of Optionee:
Address of Optionee:
Proportionate Amount of Note: 7.18%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO STOCK AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]
Name of Optionee: Joshua Silverman

Signature of Authorized Signatory of Optionee:	/s/ Joshua Silverman
Name of Authorized Signatory: Joshua Silverman
Title of Authorized Signatory:
Fax Number of Optionee:
Address of Optionee:
Proportionate Amount of Note: 1.11%
[SIGNATURE PAGES CONTINUE]

[OPTIONEE SIGNATURE PAGES TO AMENDMENT NO. 1 TO
STOCK OPTION AGREEMENT AND LOCKUP AGREEMENT]

Name of Optionee: Philip Mirabelli

Signature of Authorized Signatory of Optionee:	/s/ Philip Mirabelli

Name of Authorized Signatory: Philip Mirabelli

Title of Authorized Signatory:

Fax Number of Optionee:

Address of Optionee:

Proportionate Amount of Note: 1.11%